Annual Meeting of Shareholders May 16, 2013 1 Palmetto Bancshares, Inc. Holding Company for NASDAQ: PLMT Exhibit 99.1

Informational Update to Shareholders: Samuel L. Erwin, Chief Executive Officer 2 NASDAQ: PLMT

Forward Looking Statements
Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,”
“estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on
Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and
Exchange Commission (the “SEC”) and available at the SEC’s Internet site
(http://www.sec.gov),
including the
“Risk Factors” included therein. All subsequent written and oral forward-looking statements concerning the
Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

NASDAQ: PLMT

Commitments to our Shareholders
1. Communicate regularly
2. Provide clear and transparent information
3. Be accessible and visible
4. Listen to concerns and suggestions
5. Continue the rich legacy of our 106-year old
institution
6.
Protect the reputation of The Palmetto Bank
7. Work hard with dedication and perseverance to
recover and optimize shareholder value

NASDAQ: PLMT

Economic, Industry and Market
Challenges Continue…
1. Sluggish and slow growth economy
2. Improving but uneven loan production
3. Federal Reserve interest rate policy resulting in low
interest rate environment and net interest margin
compression
4. Revenue pressures and increasing regulatory costs
5. Highly competitive market in the Upstate of South
Carolina
6. Ongoing industry consolidation (at 12/31/12, down
1,451 (17%) from 8,534 at 12/31/07 and down 8,075
(53%) from 15,158 at 12/31/90)

NASDAQ: PLMT

How is the Industry Responding?

First Quarter 2013 Bank Earnings Releases – Focus on Expenses
“Calling expense control a "major focus," BB&T Corp. Chairman, President and CEO Kelly
King said the U.S. economy will probably remain in a slow-growth mode for the next two or three years, so the company needs to adjust its business strategies accordingly.”
–
SNL 4/18/13
“Our relentless focus on capital, liquidity, and expense reduction…”
-
Bank of America First Quarter 2013 Earnings Release 4/17/13
“…expenses continued to decline as we improved efficiency across the franchise…”
-
Wells Fargo First Quarter 2013 Earnings Release 4/12/13
“…we remain committed to disciplined expense management over the course of the year.”
-
PNC First Quarter 2013 Earnings Release 4/17/13
“ The Company remains focused on strategic efficiency and addressing the ongoing environmental impact to the banking industry of increased regulatory compliance costs, revenue pressures on fee income, and net interest margin challenges…”
-
Earnings Release 4/24/13
NASDAQ: PLMT

The Palmetto Bank: Building Momentum… 7 NASDAQ: PLMT

Sustained Profitability
1. Three consecutive quarters of profitability
through March 31, 2013
2. Expected to continue for the remainder of 2013
3. Potential quarterly earnings “lumpiness” from
strategic quarterly resolution of the few
remaining problem assets

NASDAQ: PLMT

Improving Asset Quality

NASDAQ: PLMT
$92,532
$96,936
$113,181
$91,653
$90,773
$91,405
$85,099
$71,739
$75,007
$53,028
$45,544
$24,176
$19,879
$15,848
$17,106
$27,765
$28,014
$28,980
$26,627
$22,638
$20,087
$16,385
$15,334
$14,851
$27,824
$26,789
$14,746
$11,647
$10,991
$11,088
$120,297
$124,950
$142,161
$118,280
$113,411
$111,492
$101,484
$87,073
$89,858
$80,852
$72,333
$38,922
$31,526
$26,839
$28,194
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
Nonaccrual loans OREO and Repossessed Autos NPA to total assets

Exited Consent Order 1. Consent Order terminated in January 2013 2. Continued favorable regulatory relations 3. Positive feedback and confirmation of progress from ongoing examinations 10 NASDAQ: PLMT

New Technology to Enhance the Client Experience NASDAQ: PLMT 11

Winning in the Market, Including with Larger and More Sophisticated Companies NASDAQ: PLMT 12

Stock Price Trading at Premium
to Book Value

1. 2012 common stock increase of 70% (from
$5.05 to $8.58)
2. Stock price as of May 15, 2013 = $13.90
(increase of 62% from December 31, 2012)
- 178% of Book Value as of March 31, 2013
NASDAQ: PLMT
- 146% of Pro Forma* Book Value as of
March 31, 2013
   Including projected partial recapture of the valuation allowance on the deferred tax asset
*

The Palmetto Bank: Looking Forward… 14 NASDAQ: PLMT

Summary of Evolution of Focus
• 2009
– Quantify depth of credit loss hole
– Implement Strategic Project Plan
– Prepare for regulatory agreement
• 2010
–
Raise capital ($114 million in
October 2010)
– Process improvement
– Change management
– Consent Order
• 2011
– Performance culture and talent
management
– Infrastructure
– Operating earnings
– Client focus
• 2012
– Return to profitability
– Substantial resolution of
remaining problem assets
– Expense reductions
– Technology enhancements
– Expanded niche lending
•
2013
Exit Consent Order
Sustained and predictable
earnings
“Final” resolution of problem
assets
Value creation, including the
Client Experience and
Teammate Experience
NASDAQ: PLMT

Clear Focus on
Value Creation Strategy

NASDAQ: PLMT
What actions do we need to take to increase
the Value of The Palmetto Bank Franchise
1.
2.
Are all of our actions contributing to an
enhanced Client Experience
3.
Are we cultivating a Teammate Experience that
inspires us to do our best and win?
?
?

Big Picture Strategy – Line of Business Delineation
with Tailored Go-To-Market Strategies
1. Retail
Banking,
including consumer banking services and
lending, Mortgage, Credit Cards and Indirect Auto
2. Commercial
Banking,
including Small Business
Administration loans, Business Banking, Corporate Banking,
Treasury Management and Merchant Services
3. Wealth Management,
including Trust, Brokerage, Insurance,
and Financial Planning (and potential addition of Private
Banking)
4. Support
Groups:
enable the above with disciplined expense
management and sound risk management
By line of business, tailored go-to-market strategies, products, services, bundled offerings, expertise, technology,
infrastructure, marketing, etc.
17 NASDAQ: PLMT

Summary Themes for Success in 2013
1. Growth, including loans, core deposits, households and
revenues
2. Client Experience, including tailored strategies by line of business and specialized operational support
3. Continuous improvement, including process, systems and
technology for  seamless processing and operational
excellence
4. Strategic efficiency, with refined processes and efficiency for competitive advantage
5. Capital planning, taking into consideration organic balance sheet growth, evolving Basel III capital rules, dividend and
M&A preparation
6. Teammate Experience, including commitment to excellence
and a winning mindset

NASDAQ: PLMT

Closing Thoughts 19 NASDAQ: PLMT

Value of The Palmetto Bank
Franchise
1. 106 year legacy with excellent reputation and strong brand recognition
2. Historical high performing financial results, with history of innovation and balanced and fair pricing to our clients
3. Premier deposit-gathering franchise in an attractive and
vibrant banking market with strong deposit gathering
capability
a. Greenville mentioned as a “booming city” in a recent
American Banker article
4. Heritage of deep client relationships and loyalty, with high touch client service platform being leveraged for enhanced
sales culture
5. Experienced, specialized and dedicated team committed to
excellence
Positive momentum and outlook!
20 NASDAQ: PLMT

Building Shareholder Value
Even with a 106 year history,
legacy is more about
what is in front of us
than what is behind us…
Someone’s sitting in the shade today
because someone planted a tree a long time ago.
--Warren Buffet

NASDAQ: PLMT

Thank you for your support! 22 NASDAQ: PLMT